UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________________________
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 10, 2017

ALON USA PARTNERS, LP
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-35742 (Commission File Number)	46-0810241 (IRS Employer Identification No.)

7102 Commerce Way
Brentwood, Tennessee 37027
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (615) 771-6701

____________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Appointment of Officers
On August 10, 2017 the Board of Directors of Alon USA Partners GP, LLC (“Alon GP”), the general partner of Alon USA Partners, LP (the “Company”) appointed Frederec Green as Executive Vice President and Chief Executive Officer and Kevin Kremke as Executive Vice President, Chief Financial Officer & Secretary (collectively, the “Appointed Officers”).
Frederec Green, 52, served as the Company’s Executive Vice President and Chief Operating Officer since July 2017. Mr. Green has also served as Chief Operating Officer of Delek US Holdings, Inc. (“Delek”) since November 2016, an Executive Vice President since May 2009 and was the primary operational officer for its refining operations from January 2005 to December 2016. Mr. Green has also served as a member of the board of directors and an executive vice president of Delek Logistics GP, LLC since April 2012 and as a member of the board of directors of Alon USA Energy, Inc. since May 2015. Mr. Green has more than 25 years of experience in the refining industry, including 14 years at Murphy Oil USA, Inc., where he served as a senior vice president during his last six years.
Kevin Kremke, 45, served as the Company’s Executive Vice President and Secretary since July 2017. Mr. Kremke has also served as Delek’s Executive Vice President and Chief Financial Officer since June 2017 and as its Executive Vice President since April 2017. Prior to joining Delek in April 2017, Mr. Kremke served as the Chief Financial Officer of Ciner Resources Corporation and Ciner Resources LP, a publicly traded master limited partnership, since June 2014, and as director of the general partner of Ciner Resources LP, since December 2014. His responsibilities at Ciner Resources Corporation included overseeing the overall financing activities, strategic planning, investor relations, treasury and accounting. He also has served on the audit committee of American Natural Soda Ash Corporation since June 2014. From August 2011 to February 2014, Mr. Kremke served as the vice president of finance and strategic planning at Cheniere Energy, Inc.
In connection with the appointment of the Appointed Officers, Alan Moret and Shai Even have each resigned their respective officer positions with the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alon USA Partners, LP
		By:	Alon USA Partners GP, LLC
its general partner

Date:	August 11, 2017	By:	/s/ Kevin Kremke
Kevin Kremke
Executive Vice President, Chief Financial Officer and Secretary